SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

For the Month of August, 2001

WaMu MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2001-5

(Exact name of the registrant as specified in charter)

Delaware 333-57794-01 94-2528990
(State or other (Commission (IRS Employer
jurisdiction of File Number) Identification
Incorporation) Number)

75 NORTH FAIRWAY DRIVE
VERNON HILLS, IL 60061

(Address of principal executive offices)

Registrant's telephone number, including area code:

(847)549-6500

ITEM 5.

See Exhibit 99, the Distribution Report for the Month of August 2001, attached hereto.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

EXHIBITS:

99. WaMu Mortgage Pass Through Certificates, Series 2001-5, monthly Distribution Report for August 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2001

WaMu MORTGAGE (Registrant)

By: ____________________________
RICHIE MOORE
SECOND VICE PRESIDENT